Summary Prospectus Supplement	November 1, 2013

Putnam Small Cap Value Fund

Summary Prospectus dated June 30, 2013

The fund will offer class R5 and class R6 shares to employer-sponsored retirement plans beginning on November 1, 2013. The prospectus is supplemented as follows to add information about class R5 and class R6 shares.

The front cover page is supplemented to add class R5 and class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R5 and class R6 shares are pending.

The following information is added to Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load)
	imposed on purchases (as a	(as a percentage of original purchase price
Share class	percentage of offering price)	or redemption proceeds, whichever is lower)

Class R5	NONE	NONE

Class R6	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

					Total
		Distribution		Acquired	annual fund
	Management	and service	Other	fund fees and	operating
Share class	fees	(12b-1) fees	expenses	expenses	expenses

Class R5	0.64%	N/A	0.24%<	0.10%	0.98%

Class R6	0.64%	N/A	0.14% <	0.10%	0.88%

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

Example

Share class	1 year	3 years	5 years	10 years

Class R5	$100	$312	$542	$1,201

Class R6	$90	$281	$488	$1,084

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